November 1, 1996

                        U.S. Government Money Fund
                         A Class/Consultant Class

             Supplement to Prospectus dated February 29, 1996


     Effective November 1, 1996, the annual Asset Planner fee of $35 per Strategy will be waived until further notice. Investors who utilize the Asset Planner for an individual retirement account ("IRA") will continue to pay the annual IRA fee of $15 per Social Security number.

     Exchanges from existing Delaware Group accounts into the Asset Planner service may be made at net asset value under the circumstances described under "Investing by Exchange" in the funds' prospectuses.